OPPENHEIMER QUEST VALUE FUND, INC.
                    Supplement dated May 1, 1997 to the
                    Prospectus dated December 16, 1996

The supplement dated February 24, 1997 to the Prospectus is replaced by this supplement. The Prospectus is changed as follows:

1.   The first footnote under the "Shareholder Transaction
Expenses" table on page 3 is replaced with the following:

       (1)  If you invest $1 million or more
       ($500,000 or more for purchases by
       "Retirement Plans", as defined in "Class A
       Contingent Deferred Sales Charge" on page 29) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares. See "How to Buy Shares - Buying Class A Shares", below.

2. The sections of the Prospectus entitled "Investment Objective and Policies," and "Investment Techniques and Strategies" are revised to reflect that on February 4, 1997, the Board of Trustees of the Fund determined that some of the investment policies of the Fund should be changed as described below. The changes that involve fundamental policies have been submitted to the Fund's shareholders for a vote at a meeting scheduled for April 30, 1997, which has been adjourned. The proposed changes are as follows:

     (1) The Fund's investment objective on page 11 would be restated as "The Fund seeks capital appreciation." The revised investment objective would remain a fundamental policy.

     The following policies would no longer be fundamental policies:

     (2) The Fund's investment policies listed under the caption "Investment Policies and Strategies" on page
     11.

     (3) The Fund's policy that it may not invest more than 15% of its net assets in illiquid securities discussed on pages 16 and 17.

     (4) The Fund's policy that it may not invest more than 15% of its total assets in securities of issuers having a record, together with predecessors, of less than three years continuous operation on page 17 .

3. The section of the Prospectus captioned "The Sub-Adviser" set forth under "How the Fund is Managed" on page 19 is hereby revised to read as follows:

     The Manager has retained the Sub-Adviser to provide day-to-day portfolio management of the Fund. Prior to November 22, 1995, the Sub-Adviser was named Quest for
     Value Advisors and was the investment adviser to the Fund. The Sub-Adviser is a majority-owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the Fund by the Sub-
     Adviser. Oppenheimer Financial Corp., a holding company, holds a one-third interest in Oppenheimer
     Capital and Oppenheimer Capital, L.P., a Delaware limited partnership whose units are traded on The New
     York Stock Exchange and of which Oppenheimer Financial
     Corp. is the sole general partner, owns the remaining two-thirds interest.

     On February 13, 1997, PIMCO Advisors L.P., a registered investment adviser with $110 billion in assets under management through various subsidiaries, signed a definitive agreement with Oppenheimer Group, Inc. and its subsidiary Oppenheimer Financial Corp. for PIMCO Advisors L.P. and its affiliate, Thomson Advisory Group, Inc., to acquire the one-third managing general partner interest in Oppenheimer Capital and the 1.0% general partner interest in Oppenheimer Capital L.P. The completion of the transaction is subject to certain client, lender, Internal Revenue Service and other approvals.

4.   The second sentence in  "Class A Shares" under "Classes of
Shares" on page 24 is replaced by  the following:

     If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 12 months of buying them (18 months if the shares were purchased prior to May 1, 1997), you may pay a contingent deferred sales charge.

5. The following sentence is added to the end of the paragraph in "Which Class of Shares Should You Choose? - How Does It Affect
Payments To My Broker?"  on page 27:

     The Distributor may pay additional periodic compensation from its own resources to securities dealers or financial institutions based upon the value of shares of the Fund owned by the dealer or financial institution for its own account or for its customers.

6.   The following third sub-paragraph is added to "Buying Class
A Shares - Class A Contingent Deferred Sales Charge" on page 29:

             Purchases by a retirement plan qualified under
     section 401(a) if the retirement plan has total plan assets of $500,000 or more.

7.   The first sentence in the second paragraph of "Buying Class
A Shares - Class A Contingent Deferred Sales Charge" on page 29 is replaced by the following:

     The Distributor pays dealers of record commission on those purchases in an amount equal to (i) 1.0% for non-Retirement Plan accounts, and (ii) for Retirement Plan accounts, 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million, calculated on a calendar year basis.


8.   In the third paragraph of "Buying Class A Shares - Class A
Contingent Deferred Sales Charge" on page 30, the first sentence is replaced by the following:

     If you redeem any of those shares purchased prior to May 1, 1997, within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. A Class A contingent deferred sales charge may be deducted from the redemption proceeds of any of those shares purchased on or after May 1, 1997 that are redeemed within 12 months of the end of the calendar month of their purchase.

9.   The third sentence of the second paragraph of  "Reduced
Sales Charges for Class A Share Purchases - Right of
Accumulation" on page 31 is replaced by the following:

     The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies.

10.  The third sub-paragraph in  "Waivers of the Class A
Contingent Deferred Sales Charge for Certain Redemptions" on page
33 is replaced by  the following:

              if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

             if, at the time of purchase of shares (on or after May 1, 1997) the dealer agrees in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);

11. The following subparagraphs are added at the end of "Waivers of the Class A Contingent Deferred Sales Charge for
Certain Redemptions" on page 34:

             for distributions from Retirement Plans having
     500 or more eligible participants, except distributions due to termination of all of the Oppenheimer funds as an investment option under the Plan; and

             for distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

12. The following sentence is added to the end of the fifth paragraph in "Distribution and Service Plans for Class B and Class C Shares" on page 36:

     If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

13. The following is added as a new penultimate sentence to the sixth paragraph of "Distribution and Service Plans for Class B and Class C shares" on page 36:

     If a dealer has a special agreement with the Distributor, the Distributor shall pay the Class C service fee and asset-based sales charge to the dealer quarterly in lieu of paying the sales commission and service fee advance at the time of purchase.

14. The introductory phrase in the sixth sub-paragraph of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and Class C Sales Charges" on page 37 is replaced with the following and a new sub-section (6) is added as follows:

             distributions from OppenheimerFunds prototype
     401(k) plans and from certain Massachusetts Mutual Life
     Insurance Company prototype 401(k) plans . . . or (6) for loans to participants or beneficiaries.

15. The following sub-paragraph is added at the end of "Waivers for Redemptions in Certain Cases" in "Waivers of Class B and
Class C Sales Charges" on page 37:

             Distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.

16. The section captioned "Special Investor Services" is revised by adding the following after the sub-section captioned
"PhoneLink" on page 38:

     Shareholder Transactions by Fax.  Beginning May 30, 1997,
     requests for certain account transactions may  be sent to
     the Transfer Agent by fax (telecopier).  Please call 1-800-
     525-7048 for information about which transactions are
     included.  Transaction requests submitted by fax are subject to the same rules and restrictions as written and telephone requests described in this Prospectus.
May 1, 1997                                                      PS0225.007




OPPENHEIMER QUEST VALUE FUND, INC.
Supplement Dated May 1, 1997
to the Statement of Additional Information dated December 16,
1997

The section of the Statement of Additional Information entitled "Other Investment Restrictions" on pages 13 and 14 is revised by this supplement to reflect that on February 4, 1997, the Board of Trustees of the Fund determined that some of the investment policies of the Fund should be changed as described below. The changes that involve fundamental policies have been submitted to the Fund's shareholders for a vote at a meeting scheduled for April 30, 1997, which has been adjourned. The proposed changes are as follows:

     (1) The Fund's policy that it may not purchase securities on margin would no longer be a fundamental policy

     (2) The fundamental policy that the Fund may not mortgage, hypothecate or pledge any of its assets would be replaced by the following: "The Fund may not mortgage, hypothecate or pledge any of its assets except in connection with hedging permitted by any of its other investment policies."

     (3) The fundamental policy that prohibits the Fund from investing in physical commodities or physical commodity contracts or speculate in financial commodity contracts, but permits the Fund to purchase and sell financial futures contracts and options on such futures contract exclusively for hedging purposes would be replaced by the following fundamental policy: "The Fund cannot invest in physical commodities or physical commodity contracts; however, the Fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities."


May 1, 1997                                                      PX0225.002